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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 15, 2005
                Date of Report (Date of Earliest Event Reported)

                              THE CHINA FUND, INC.
             (Exact Name of Registrant as Specified in Its Charter)

MARYLAND                                                    811-05749                      000000000
(State or Other Jurisdiction of Incorporation)              (Commission                    (IRS Employer
                                                            File Number)                   Identification Number)

225 FRANKLIN STREET, BOSTON, MASSACHUSETTS                                   02110
(Address of Principal Executive Offices)                                     (Zip Code)

                                 1(888) 246-2255
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ]  Written communication pursuant to Rule 425 under the Securities Act
      [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 7.01.  REGULATION FD DISCLOSURE.

            Pursuant to Regulation FD Rules 100-103, attached is a press release for The China Fund, Inc. (the "Fund").

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.         Description

99                  Press Release dated March 15, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 21, 2005



By:  /s/ Mary Moran Zeven
     -------------------------
Name:   Mary Moran Zeven
Title:  Secretary


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                                  EXHIBIT INDEX

Exhibit No.         Description

99                  Press Release dated March 21, 2005